UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2007
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-23064	73-1136584
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     On October 18, 2007, Southwest Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2007. The text of the press release is included as Exhibit 99 to this report. Southwest Bancorp will include final financial statements and additional analyses as part of its Form 10-Q for the quarter ended September 30, 2007.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99-Press Release dated October 18, 2007.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.

	By:	/s/ Kerby Crowell

Kerby Crowell
Executive Vice President, Chief Financial Officer and Secretary
Dated: October 18, 2007